SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 15, 2004


                         AMERICAN BIO MEDICA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           New York                      0-28666                14-1702188
  -----------------------------    ----------------------      ------------
 (State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
         Incorporation)                                   Identification Number)




                      122 Smith Road, Kinderhook, NY      12106
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243

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ITEM 5.      OTHER MATTERS

      The Company is unable to finalize its financial statements on a timely basis due to delays in receiving information from third parties hired to conduct an internal investigation. This investigation was initiated by the Company upon receipt by its auditors of an anonymous letter. As a result, the Form 10-KSB for the period ended December 31, 2003 has not been completed and accordingly this notification is being filed. The Company expects to file its Form 10-KSB upon completion of this investigation. The Company does not anticipate that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the Form 10-KSB for the period ended December 31, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMERICAN BIO MEDICA CORPORATION
                                         (Registrant)


Dated:  April 15, 2004                   By:/s/ Keith E. Palmer
                                            ---------------------------
                                            Keith E. Palmer
                                            Chief Financial Officer